UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):     October 27, 2005

MERGE TECHNOLOGIES INCORPORATED

(Exact name of registrant as specified in its charter)

Wisconsin	0-29486	39-1600938

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6737 West Washington Street, Milwaukee, Wisconsin		53214-5650

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:     (414) 977-4000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 26, 2005, Merge Technologies Incorporated (the “Company”) issued a News Release announcing its results of operations for the quarter ended September 30, 2005. A copy of the Company’s News Release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERGE TECHNOLOGIES INCORPORATED

October 27, 2005	By:	Richard A. Linden

	Name:	Richard A. Linden
	Title:	President & Chief Executive Officer

MERGE TECHNOLOGIES INCORPORATED

October 27, 2005	By:	Scott T. Veech

	Name:	Scott T. Veech
	Title:	Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Exhibit 99.1 News Release dated October 26, 2005